EXHIBIT 23
                                                 PITTWAY CORPORATION
                                                   DECEMBER 31, 1998

                                                           FORM 10-K



                 CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-12615, 333-71613 and 333-71617) of Pittway
Corporation of our report dated February 16, 1999 appearing on page 38 of this Form 10-K.




/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP




Chicago, Illinois
March 19, 1999